                                                                                                                                                                                  Exhibit 99.1

Investors & Lenders Meeting
December 15, 2010

This presentation contains certain forward-looking statements and information relating to
Overseas Shipholding Group, Inc. that are based on the current views of its management as well as assumptions made by, and information currently available to, OSG. Such statements reflect the current views of OSG with respect to future events and are subject to certain risks, uncertainties and assumptions. Many factors could cause the actual results, performance or achievements of OSG to be materially different from any future results, performance or achievements that may be expressed or implied by such forward-looking statements including changes in production of or demand for oil and petroleum products, either globally or in particular regions; greater than expected levels of newbuilding orders or less than anticipated rates of scrapping of older vessels; changes in trading patterns for particularly commodities significantly impacting overall tonnage requirements; changes in the global economy and various regional economies; unanticipated changes in laws and regulations; changes in credit risk of counterparties, including shipyards, suppliers and financial institutions; and projections of the costs needed to implement OSG’s strategy of being a market leader in the segments in which it complete. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected or targeted. Factors, risks and uncertainties that could cause actual results to differ from the expectations reflected in these forward-looking statements are described in the Company’s Annual Report for 2009 on Form 10-K and those risks discussed in the other reports OSG files with the Securities and Exchange Commission.
Forward-looking Statements

jschlueterHK@gmail.com

Page *
Morten Arntzen
President and CEO

Crude
Products
U.S. Flag
Key Takeaways from Today’s Meeting
■ We have market leading positions in three business segments:
 Crude, Products and U.S. Flag. In all three we have the scale, people, ships and capital to compete with anyone with no
 necessity to add vessels.
■ While markets have been difficult in the last two years, particularly for our U.S. Flag and Products businesses, the actions we have taken across the organization have improved our business today and for the long-term, and will result in material improvement in financial performance year-over-year.
■ Two difficult, high-profile projects are now substantially behind us and producing revenue.
■ We will continue to run OSG conservatively, preserve financial flexibility, balance sheet strength and pursue acquisitions with patience and financial discipline, particularly Crude and Products.
■ OSG has the financial resources to manage through a prolonged market downturn and we are very well-positioned when each of our markets recover.
■ Our commitment to operating the safest, cleanest and most
 reliable fleet in the industry is a reality and remains a cornerstone of the Company.

OSG has a clear strategic focus on three business lines and has sufficient scale in ships, capital, people and opportunities to compete with anyone and succeed
Commercial Teams
New York, Houston, London, Singapore and Tampa
Operations and Crewing
Newcastle, Athens, Tampa and Manila
Corporate
New York
Partnerships
England, Belgium, Qatar, Venezuela, Chile, Ecuador, USA, Germany
46 Operating
4 Newbuild
38 Operating
5 Newbuild
22 Operating
3 Newbuild
Fleet as of 12/10/10
Three Core Market Segments - A Large, Balanced Global Business

A Focused Strategy
Fleet Optimization
By actively managing
our portfolio of vessels-
through pool partici-
pation, ownership mix
and active asset
management-we
increase fleet utilization
and create a
competitive advantage
Financial Flexibility
Our strong balance
sheet, significant
unencumbered assets
expense management
and conservative
financial strategy has
helped OSG weather
multiple shipping
cycles
Sector Leadership
Scale in our core
markets has enabled
us to build cargo
systems, expand
market presence and
increase laden time
This enables us to
deliver consistently
higher TCE levels
than the market
Superior Technical
Management
In-house technical
management allows us
to meet or exceed
increasing customer
expectations and
regulatory requirements
and creates new
revenue opportunities
Charting the Course - Scale, Flexibility and Financial Strength

 Vessel Delivery Schedule
Crude
46 OSG
73 Pool Ships
119 Operating
 +4 Newbuild
Chartered-in
Owned
Total operating fleet 110
Total newbuild fleet   12
Total pool vessels   80
Total Fleet 202
Products & Gas
42 OSG*
 7 Pool Ships
49 Operating
+5 Newbuild
U.S. Flag
22 Operating
+3 Newbuild
Fleet as of 12/10/10; * Includes car carrier and 4 LNG carriers
As of December 10, 2010
Delivered

■ Strong liquidity and balance sheet profile
 • $1.5B in liquidity (as of 9/30/10)
 • Attractive debt maturity profile
 • Manageable debt and refinancing obligations over next two years
 • Future construction commitments of $375M fully funded
■ Sustainable $1.75 annual dividend
■ Ample room within covenants
■ Revolver matures in 2013 and we will start addressing early on
■ Leverage has crept up in connection with the current newbuilding program
Strong Balance Sheet and Liquidity

Share Repurchases
Annual Dividend
$333
Share repurchases in millions
$259
$218
$19
$551
ADM
purchase
2006 2007 2008
▪ OSG has paid quarterly dividends since 1974 - 148 consecutive quarters - following its first annual dividend paid in 1973.
▪ Returning cash to shareholders is a core element of our investment story and we use a variety of tools to do so.
▪ We don’t need to cut the dividend to manage our commitments.
Source: OSG financial statements; dividends are expressed as annual rates
Returning Cash to Shareholders

How Will We Use Cash in Today’s Environment?
■ In the short run, we will continue to preserve liquidity and maintain balance sheet strength given the uncertain and volatile economic environment and the likelihood of further decline in crude tanker values.
■ We will consider opportunistic acquisitions in our three core businesses -
 Crude, Products and U.S. Flag - if the transactions are accretive, the assets are acquired at historically attractive levels and the returns are in excess of our WACC.
■ We will invest in long-term contract-based deals if the returns are adequate and execution risk manageable.
■ As our markets turn up, if no cheap acquisition targets appear and/or we are not successful in bidding for contract-based projects, we will return cash to shareholders as we have done historically.
■ Just as we have done for 148 consecutive quarters, our objective is to pay a sustainable dividend to our shareholders throughout the shipping cycle.

International Products and Gas Business Units Combined
■ After four years of R&D and project work efforts,
 we ceased our CNG endeavors due to the
 challenging environment for getting deals done
■ We will focus our efforts in the LNG space on
 excellence in technical management
 • There are very few LNG projects to compete for
 today; returns remain inadequate and financing
 difficult
■ OSG’s four LNG carriers required a cash
 investment of approximately $125M
 • Generates annual dividends of $5M to $6M
 • Debt is non-recourse
■ Cheap gas (at or below $4/MMBTU) and
 abundant shale gas reserves in the U.S. have
 fundamentally changed the international gas
 business
■ We consolidated Gas and Products business
 units and reduced overhead costs as a result

Integrated Bridge and
Engine Room Simulator
in Manila
Superior Technical Operations: Managed In-house
Overseas Cascade
assisting in the U.S.
Gulf of Mexico oil spill
Health, Safety &
Environmental Report
■ OSG believes in-house technical management
 differentiates us and will become more important
 in a tighter regulatory market
■ What top-tier oil majors expect
 • Strong safety culture
 • Standardized and reported KPIs
 • Transparency and a commitment to continuous
 improvement
 • A culture of ‘doing it right’
■ Commercial advantages
 • Can switch between clean and dirty without issues
 • Vetting approvals from the oil majors assures our
 ships are accepted every time
 • In-house technical management gives us the
 opportunity to look for long-term contractual deals
 • Can increase market share in demanding trades like
 lightering and win cargo contracts
■ First annual Health, Safety & Environmental
 Report published in August 2010

Deepwater Horizon - An Industry Game Changer

Deepwater Horizon Happened When Oil was out of Favor
in Washington

Operating the safest, cleanest, most
reliable fleet in the industry is a
strategic imperative for OSG

1. $44M of International Product tanker shipyard orderbook modifications achieved; deliveries delayed;
 and $65M in construction payments extended beyond 2011
2. $45 to $50M of G&A cost reductions achieved since 2008, with program continuing into 2011
3. $460M in proceeds raised from two capital market transactions which diversified funding sources, lengthened debt maturity profile and increased flexibility for investment and expansion
4. Key customer contracts renewed, notably our VLCC contract of affreightment to China
5. Technically challenging projects completed. Two FSOs, one ATB and one shuttle tanker on the water and final shuttle tanker and ATB are just months away from delivering
6. Safety performance significantly better than industry benchmark averages and improved from 2009
7. Success of commercial pool strategy proven by consistent outperformance in VLCC, Aframax,
 Panamax and MR segments
8. FSO debt restructured releasing $55M in cash collateral December 6
9. Developed process with U.S. Environmental Protection Agency and MARAD for streamlining ship scrapping process
10. 38% reduction in claims leads to $1M reduction in hull and machinery insurance bill for 2011
Over the last two years, we have focused on what we can control to improve the business in the short- and long-run
CEO’s Top 10 Actions Taken During a Very Tough Year

Recent Circumstances and Events Have Negatively
Impacted Results
■ Delays and cost overruns on the FSO project, which led to a need to renegotiate the FSO Africa charter
■ Bender Shipyard bankruptcy resulted in a more than two-year delay on completing two ATBs committed to an attractive contract with Sunoco and resulted in higher cost assets
■ Global recession reduced oil demand across the world, especially in the
 OECD consuming areas (e.g., North America) at a time when the fleet was growing
■ Current results negatively impacted by spot exposure, but will swing in our favor as our markets recover.

1Projected estimates only. 2010 includes mark-to-market losses on the FSO Africa interest rate swap through Q310. 2011 profit projection is before consideration of any mark-to-market impact on the FSO Africa swap. 2Includes all expenses, including allocated G&A, some of which analysts typically exclude from normalized earnings
Key Known or Controllable Factors That Will Improve 2011
Financial Results
■ Full year contribution from both FSOs will turn an expected loss of $9M in
 2010 to a $14M profit in 20111
 • A $23M swing
■ If current market conditions remain unchanged, we expect no vessel impairments in 2011 compared with $27M in 2010
 • We have taken our medicine
■ Lower G&A run rate throughout the year
 • Approximately $95M overall spend for 2011
■ The daily rate for fleet opex is to be contained at 2010 levels
■ U.S. Flag unit turn around underway
 • Positive contribution expected in 2011 from an estimated $38M2 loss in 2010

FSO Africa
FSO Asia
■ Projected to generate ~$14M in 2011
■ Will look for additional FSO or storage opportunities for two remaining double hull ULCCs owned by OSG and Euronav
TI Oceania - Future FSO?
Both FSOs on Contract and Generating Steady Cash Flow

Overseas Chinook:
the next U.S. Flag
shuttle tanker
U.S. Flag Shuttle Tanker Overseas Cascade:
On Time, on Budget and Employed with Petrobras

From scrap to working on lightering contract for Sunoco
U.S. Flag Lightering: OSG 350

September 2010
November 2010
Coming in January to team with OSG 350 in the Delaware Bay
U.S. Flag Lightering: OSG 351

■ Market share increased to 42% from 17%
 when business acquired 3½ years ago
■ Renewed several critical contracts in 2010
 which will support the business in 2011
■ Lightering contract rates higher than regular
 Aframax rates in weak markets
■ Technically demanding trade
International Flag Lightering: 42% Market Share

Market leading positions coupled with diversification provides stability in volatile freight markets
■ With high operating leverage and now predominantly spot international tanker fleet, we will win when our markets recover.
■ U.S. Flag market fundamentals are improving and a lot of our business is locked in
■ Product market fundamentals are improving and our fleet renewal program is almost complete
■ Crude market appears supply challenged, but supply destruction could be significant, China demand could continue to surprise, this market may awake from its two year slumber while ton-
 mile growth continues.
We will be the winner when our international markets turn up
Why OSG?
Solid financial position and disciplined financial strategy
■ We want to be investors’ choice whether the objective is capital preservation, a sustainable dividend policy or participation in rebounding tanker markets.
■ Our strong liquidity, balance sheet and manageable debt profile will enable us to manage the current recession and take advantage of attractive buying opportunities should they materialize.
■ Our G&A reduction campaign has been very successful as has our campaign to control costs at sea.
■ If we had to, but we don’t, we have significant unencumbered assets we could sell.

Page *
Mats Berglund
SVP and Head of Crude

46 Operating
4 Newbuild
Fleet as of 12/10/10
■ Long term core OSG segment
■ Strong financial performance - EBITDA of $2.1B in
 last 5 years
■ Assets of $1.5B - three well established and three
 smaller but growing segments
■ Significant spot exposure supported by a large
 portfolio of cargo contracts
Crude Oil
…and has sufficient scale in ships, capital, people and opportunities to compete with anyone and succeed
OSG Has A Clear Strategic Focus On Three Business Lines

VLCCs - Tankers
 International
• 41 VLCCs (15 OSG)
• Largest spot VLCC
 operator
• Leading importer of
 Crude to China
Aframaxes - Aframax
 International
• 46 Aframaxes (12 OSG)
• Largest operator in
 Atlantic Basin
• Leading exporter of
 Crude from Venezuela
Panamaxes- Panamax
 International
• 26 Panamaxes (12 OSG)
• Largest operator on West
 Coast Americas
• Leading exporter of
 Crude from Ecuador.
Market Leaders In Three Core Crude Segments - Scale
Via Pools For Improved Reliability And Service
Our crude strategy is to maintain and expand our market leadership positions through commercial pools and build strong cargo systems with key customers in selected geographical areas

Complementing
Cargo Contracts
78%
Sasol, KPC
Engen
51%
Nynas
Exxon
Suncor
Cepsa, etc.
47%
Repsol
Tesoro
Spot
Vela
Exxon
Total
etc.
Gunvor
Valero
Koch
etc.
Core
Trafigura
Petrobras
etc.
Note: Percentages are based on revenue days YTD 2010
Core Cargo
Partners
Unipec
PDVSA/
Citgo
Flopec
More Cargo Contracts Than Any Competitor

Laden
Ballast
■ Cargo contracts mean higher
 quality service, reliability and
 safety for our customers
Note: Laden % = Laden / (laden + ballast). Excludes port time.
62% Laden
VLCC Triangulation: An Example

Laden
Ballast
Strategy Summary
■ Pools give us scale
■ Scale gives us cargo contracts
■ Cargo contracts reduce waiting
 time and increase laden
 percentage
63% Laden
Note: Laden % = Laden / (laden + ballast). Excludes port time.
Aframax International Triangulation: An Example

$3,000/day is more
than $1 million per
ship per year
Outperforming the
Competition
 Spot Average $/day
VLCC (TI) $3,7001
Aframax (AI) $3,7002
Panamax (PI) $4,8003
Suezmax (SI) $2,3004
1 Public filings and OSG data 2 AI vs average of TK and Genmar 2007-3Q 2010 3 PI vs average of Caribbean and Ecuador market 2006-3Q 2010 as reported in OSG 10Q 4 SI vs average of Frontline, TK, Gemini, NATS, Bluefin 2009-3Q 2010
Additional Keys to OSG’s Crude Success
■ Good motivated people
 • Seasoned staff with significant tenure at OSG
 • Cross trained, promoted and rotated frequently
■ Longstanding commitment to customers
 • Most customers are 10+ year relationships
■ Market information
 • Scale, social skills and hard work
■ People and vessel availability
 • 24 / 7 business
■ Quality technical operations equates to
 vetting approvals
 • To optimize fleet utilization

Suezmax
 International
• Customer driven entry
 early 2008
• Synergies with VLCC
 and Aframax relation-
 ships
• Small but growing
OSG Lightering
• Portfolio of contracts in
 primarily USG
• Synergies with AI and
 outperforning in weak
 markets
• More than doubled
 market share in three
 years
Quality In-house Technical Management
FSO
• Four well built double hull
 ULCCs in joint venture
 with Euronav
• Two converted to FSOs
 for Maersk Oil
• Two remaining available
 for trading/storage/
 conversion
Recent Growth into Three Complementary Segments

■ Acquired in April 2007 for $41M
■ Strategic rationale:
 • Cargo long and asset short
 • Rates hold up better in weak markets
 • Aframax synergies and growth potential
■ Good employment for our 96,000 dwt
 vessels such as Overseas Eliane,
 Beryl, Ania and Rebecca
OSG Lightering Acquisition and Drivers

OSG Aframax
OSG Lightering
Doubling of market share
Lightering rates hold up
better in weak markets
Source: OSG estimates
OSG Lightering Development

■ Built solid customer and contract portfolio
■ Growth was supported with short-term charter-
 ins and by continued operation of the Sabine
 and Brazos
■ These ships are now phasing out and timing is
 good to replace with more modern ships at
 lower rates / prices
■ Outperforming rates and a lower breakeven
 level fleet supports returns in years ahead
OSG Lightering Summary

■ Extremely well built in 2002/2003 for very long life
■ Unique economies of scale for storage and deck installations
■ FSO / FPSO market growing
■ 50 / 50 joint venture with Euronav
Asia and Africa converted to FSOs
■ Asia on contract to Maersk since Jan 1,
 2010 until 2017
■ Africa on three year contract to Maersk
 from Aug 30, 2010. Base rate and
 additional rate for additional capacity and
 features
■ Full employment and lower interest
 charges improving result on FSO joint
 venture going forward
Oceania and Europe
■ Oceania and Europe are now on short
 term storage time charters
■ Excellent potential for longer term
 storage / FSO projects for Oceania and
 Europe going forward
Before
After
The World’s Only Four Double Hull ULCCs

OSG Owned Ships
OSG Chartered-in Ships
Strong Market
Weak Market
Newbuilding Program
2 VLCCs deliver 2011
2 Aframaxes deliver 2013
Active asset management and fleet optimization
Managing the Cycles - Sold Ships in Strong Market

Double Hull VLCC in $ millions (nominal)
Source: Clarksons & OSG
Prices getting back to
Historically attractive prices
Prioritizing our core Aframax and VLCC segments
Good Timing For Disciplined Growth

■ Chinese Demand strong
■ Slowsteaming
■ U.S. recovering
■ From drawing to building of stock
■ Increased OPEC production
 • 1.6 mbpd 2011 vs 0.6 2010
■ Ton-miles increasing
 • Africa, Venezuela, Brazil & Colombia exports
 • Mexico, Alaska, & Europe production declining
 • New Motiva Port Arthur refinery
■ Orderbook slippage
■ Floating storage may come back
Negative:   Positive:
Market Factors
■ Large orderbook
■ Scrapping holiday
■ Shipyard Capacity
■ OECD Demand
■ U.S. Refineries

Source: OSG
… but slow steaming and Chinese growth will offset
Orderbook is Large for the Big Ships

Supply exceeding demand with 5%
Source: OSG forecast
Crude Supply / Demand Outlook

1 Assumes going from 15 to 13 knots both laden and ballast on a typical VLCC based on AG-East round trip trading and
Bunker price of $475/ton. 2 After bunker consumption/emissions of extra VLCCs required.
Increase in TCE
Reduction in CO2
Emissions
Additional VLCCs
Needed
21%
12%
Gross Net2
11%
5.5%
100% of 50% of
 Fleet Fleet
 Slow Slow
Steaming Steaming
And the ship can speed up to fit the customers schedule if required
$4,500/day
The Many Benefits of Reducing Speed
Examples Show Reduction of Speed from 15 to 13 knots1

Already the worlds largest energy user
MMBOE/D
China
USA
Source: PIRA, BP
China Will Become the Largest Economy in the World
Within Ten Years

Source: PIRA, Clarksons Research, OSG
Oil Demand
Domestic Crude Oil Production
China Oil Demand 1990-2025
Imports
90% of Total Imports by Sea, Most by VLCC
Suezmax
Aframax
VLCC
China Oil Demand and Importing Vessels

BOE / Day/ 1,000 pop., 2009
Source: PIRA
Chinese Energy Use Per Capita is 35% of Korea
Chinese Oil Use Per Capita is 14% of Korea
Growth
Potential!
BOE / Day/ 1,000 pop., 2009
Korea
Korea
China
Growth
Potential!
China
Chinese Energy and Oil Use Per Capita is Still Very Low

Larger highway network
than U.S. in 2012
Car sales growing
30% per year since 1987
Blue = existing, Red = new
Source: Wikipedia, Early Warning
Highways Built and Car Sales Growing Fast

Source: EIA, EIA IEO 2010, Douglas-Westwood analysis.
…… Consensus forecasts for Chinese oil demand are too low
■ At the GDP per capita China has
 now reached, oil demand tends to
 grow faster than GDP
■ Consensus forecasts have
 Chinese oil demand growth
 slowing down to levels levels
 about half of GDP growth
■ We do not see any evidence of
 this and see tremendous upside in
 Chinese (and Indian) oil demand
What if China develops like Korea and Japan?

OSG Crude - Scale That delivers
■ Outperforming businesses in core VLCC,
 Aframax and Panamax segments
■ Growth into complementary segments -
 Suezmax, Lightering & FSO
■ Strong portfolio of cargo contracts
■ Strong Chinese growth and OSG positioned to
 benefit
■ Excellent timing and platform for growth with
 people, scale, cargo contracts, balance sheet
 and quality in-house technical management

Page *
Lois Zabrocky
SVP and Head of Products and Gas

Our vision of being the product carrier company of choice with flawless technical capability and stronger financial performance is enhanced by our team focus on:
 1) Positioning and scale
 2) Deep customer relationships providing consistent market out-performance
 3) MR market fundamentals; tipped to our advantage
 4) Re-constituted newbuilding orderbook
   Charter
 MR 14 18 2 7 41
 TOTAL 16 20 4 7 47
# of Ships
OSG Products Fleet Positioned for Market Recovery

Revised Orderbook Resulted in Four Well-priced MRs

OSG trading capability provided downside protection during the market bottom
OSG MR quarterly spot rates have exceeded one year time charter levels over the last
1.5 years
 • We thrive in the spot market on increased market intelligence
 • Capturing emerging trades
 • Closer to customers
 • Formal and informal contracts of affreightment
 • Vessel substitution allows higher efficiency of vessels
 MR FLEET INCLUDING CPI: 41
OPTIMAL FLEET SIZE FOR ATLANTIC BASIN TRADING: 30 - 50
Positioning and Scale Reap Benefits for OSG

OSG took advantage of a distress opportunity and swapped two expensive newbuild long term in-charter MRs for $3,500/day less; those slots were then converted to dry
Half of scheduled
MR vessels will
deliver in 2010;
50-60 scrapped
MR Market Fundamentals; Tipped to Our Advantage

* Weighted average of Poten’s market assessment of the Caribbean to US Atlantic Coast TCE and Continent to US Atlantic
Coast TCE
Market fundamentals improving as MR vessels are absorbed by:
■ Increasing oil product demand (+2.5 mbpd 2010 - IEA 7 upward 2010 revisions)
■ Decreasing inventories, both on-shore and floating
 • Last year 121 vessels versus today < 30 vessels storing
 • 500,000 barrels per day of product inventory draw down in 2010 = 40+ MRs
MR Spot Benchmark Increased 70% Year-On-Year

Spot MR TCE Today $15,000/day
Gasoline Movements Up Sharply Due to Lower Inventories
■ Gasoline imports have been low in recent weeks, while gasoline and diesel demand has been strong
■ Low refinery utilization along with the lack of imports have caused inventories to fall below the five year average
■ Arbitrage opportunity created for transatlantic movements

■ Large sophisticated refineries that
 manufacture Ultra Low Sulfur Diesel (ULSD)
 with ability to maximize product yields to
 diesel
 • Valero exported 165MBPD in 3q2010 and looking
 to increase volumes
 • Tesoro also sending product to Latin America
■ International demand growing much faster
 than U.S. domestic market
 • Faster growing emerging markets
 • Fuel efficiencies + alternative fuels in OECD areas
 reduce demand
■ Growing diesel deficit position in Latin
 America & Europe
 • Short distance to Latin America is a competitive
 advantage
■ China importing diesel as they try to comply
 with their 11th five year pollution targets
U.S. Gulf Refiners Boost Diesel Exports

■ MR average percent of revenue days from 2008 to 2010 is 79%, thus MRs were not earning only 21% of the time
■ Based on mileage, the laden/ballast ratio is 60% / 40%
Cargo Systems Allow Greater Vessel Utilization

Historically Caribbean was loading hub
New hub U.S. Gulf to:
Continent 40 day trip
MED > 45 day trip
South America 45 day trip

Emerging Demand: Voyages Taking Up
to Three Times Longer

OSG MRs average
premium over market
in 2009 -2010 is about
$6,000 per day
OSG outperformance due to
■ Superior commercial team
■ Deep customer relationships
■ High vessel utilization
■ Increased of demurrage business
* Peer Group: Torm, Norden, D’Amico
OSG MR Results Reflect Out-performance

EXPECTED IN SUMMER 2007:
Middle East
 • Saudi Arabia:
  800,000 bbls/day - 2011
 • UAE and Qatar - 500,000 bbls/day - 2011
 • Regional - 477,000 bbls/day condensate splitters - 2009/2010
NOW:
Middle East
 ▪ Saudi Arabia:
  Yanbu - 400,000 bbls/day - 2014
  Jubail - 400,000 bbls/day - 2013
 ▪ UAE - 400,000 bbls/day - 2013
 ▪ Regional - 340,000 bbls/day condensate splitters - 2010/2013
EXPECTED IN SUMMER 2007:
India
▪ Additional capacity Reliance Jamnagar -
 580,000 bbls/day - 2008
▪ Additional capacity across India - 374,000
 bbls/day - 2007/2011
▪ Paradip - 300,000 bbls/day - 2011/12
NOW:
India
 ▪ Essar Oil, BROL, Indian Oil Company,
 Hindustan Petroleum, Nagarjuna -
 850,000 bbls/day - 2010/2014
 NEWBUILD 2
 OWNED 2
 BB-IN 2
 2011 LR1 fleet size 6
 Additional LR demand drivers include:
 ▪ Naphtha demand growing in Asia due
  Petrochemical Plants
 ▪ Increase in intra-Asia movements
LR1 Sector: Large Efficient Refineries Will Meet Distant
Demand As Global Trades Develop
■ LR1s combined with OSG’s Panamax Fleet and Panamax
 International (PI) positions us in the top five worldwide Panamax fleets
 • OSG LR1s 6 vessels (average age <3)
 • Total OSG / PI fleet 24 vessels

Original Orderbook
as of April 2008
Final Orderbook & Deliveries
as of November 2010
2 x MR - Delivery 2011
2 x LR1 - Delivery 2011
2 x Aframax - Delivery 2013
■ Collaboration with yard partner resulted in three restructuring stages
■ Allowed OSG to
 • Optimize within core sectors while shifting tonnage to earliest recovering markets
 • Acquire MRs at competitive asset values
 • Receive more competitive prices on both larger vessel classes (LR1 and LR2)
■ Provided value to shipbuilding partner
$44M Saved in Orderbook Alterations

Gasoline +300MBPD
Distillates +400MBPD
Naphtha +400MBPD
From: To:
Europe / India Latin America, Africa & Indonesia
From: To:
Middle East Asia
Tied to growth in Petrochemical Industry
From: To:
Asia, Middle East Europe, Australia / New Zealand, Africa &
U.S. Latin America
Overall Medium Term Market Fundamentals Sound:
Seaborne Product Trades Forecast to Grow Faster Than Crude Oil Demand

OSG has Created World Class International Products Fleet
■ Market fundamentals have tipped in favor of recovery
 • Vessel supply is being absorbed
 • Newbuilding MRs are being delayed, converted to dry, or cancelled
 • Demand increasing worldwide while floating and on-shore inventories fall back to or below five year averages
 • Diesel exports, mostly on longer tonne-mile voyages, expected to increase, which will benefit both the MR and the LR1 segments
■ We are positioned to take advantage:
 • Position and scale to optimize trading platform
 • Deep customer relationships and demonstrated capacity to consistently outperform competitors
 • Restructured orderbook which has allowed us to renew the fleet with market priced MRs

Page *
Q&A / Break

Investors & Lenders Meeting
December 15, 2010

Page *
Captain Bob Johnston
SVP and Head of U.S. Flag

Our strategy is to be the leading operator in the Jones Act
market by operating a fleet of modern, double hull vessels
primarily on long-term charters
U.S. Flag Overview
■ OSG is the largest player in the Jones Act product market
 • 22 vessels on the water and three under construction
■ More than 700 seafarers employed
 • Supported by 68 shore staff in Tampa and Delaware
■ Our customers include oil companies, oil traders and the U.S.
 Government
■ Stability of U.S. Flag business counterbalances volatility of international markets and is fundamental to OSG’s diversification strategy

Then
2004 - 2006
Five vessels with an
average age of 22 years
Jobs Creation Act creates
catalyst for U.S.
investment in shipping
Order for 10 MRs placed
at Aker Philadelphia
Shipyard; options
exercised for an
additional two
Maritrans acquired
adding ATBs and a
lightering fleet
The Challenging Years
2007 - 2009
Now
2010 - 2011
OSG enters U.S. Gulf
Jones Act shuttle tanker
trade
Oil markets begin to
deteriorate
Bender shipyard issues
escalate
Impairment charges and
vessel disposals
Operational metrics
improve
G&A reduced
Opex stabilized
Largest, most modern
fleet in the Jones Act
Swing from a expected
$38M loss in 2010 to
positive contribution in
20111
1Includes all expenses, including allocated G&A, some of which analysts typically exclude from normalized earnings
Focused on Executing our Strategy in Any Market

Overseas Boston
OSG 350
Overseas Houston
Overseas
Martinez
Overseas Cascade
Youngest Tanker Fleet in Jones Act Market

Our fleet mix of Tankers and ATBs allows us to take
advantage of term business as it becomes available
Trading Profile
(in revenue days)
TCE Revenue Mix
58%
29%
13%
68%
18%
14%
Lightering
ATB
Tanker
2009 2010E 2011E
70%
15%
15%
Note that charters under COAs are included in term revenue days.
U.S. Flag: A Deeper Dive

1 Discussions are underway for a lightering contract with the new crude supplier to the Valero refineries
Our strategy in U.S. Flag lightering is to maximize the quantity of barrels lightered in Delaware Bay
Our competitive advantage is our permit, advanced lightering
ATBs and long term customers
U.S. Flag Lightering
■ Only permit holder to lighter vessels in Delaware Bay
■ Provide our customers with the most advanced lightering ATBs
■ Able to add potential new customers¹
■ Contract of affreightment business based on crude oil cargo volumes
■ Core customer contract with Sunoco for 10 years

Our strategy for the tanker fleet it to provide quality, efficient shipping while building long-term business relationships
Our competitive differentiation is a fleet of modern tankers, fleet size and quality operations
U.S. Flag Tanker Fleet
■ Eleven out of 12 newbuild tankers have term contracts carrying crude or clean petroleum products operating in the U.S. Gulf, U.S. Atlantic Coast, U.S. West Coast and Alaska
■ OSG has the largest and most modern tanker fleet in the U.S. Flag Jones Act market with significant presence in all U.S. Flag tanker segments
■ We are well positioned in fleet size, versatility, reliability, and reputation for additional market growth in the U.S.
■ OSG has the first and only shuttle tanker fleet servicing the deepwater offshore drilling industry
■ Forty-six years of contract coverage from delivery with options out to 83 years

Our ATB strategy is to provide quality, efficient shipping while building long-term business relationships in both spot and term markets
OSG has the only ATBs large enough to compete with tankers and is well positioned to take advantage of market opportunities
U.S. Flag ATB Fleet
■ Six ATBs are employed in the spot market, three in Delaware Bay lightering and one is in lay up
■ As Jones Act demand changes, the our ATB fleet acts as the gate keeper and adjusts accordingly to maximize utilization and profitability
■ OSG maintains the only fleet of ATBs over 24,000 tons
■ Short haul trade routes favors large volume ATBs over tankers

Fundamentals are improving: scrapping is rising, volumes are increasing and utilization and rates are climbing.
OSG will benefit from an improving market
The Jones Act Market is Showing Signs of Improvement
■ From 2008 through October 2010, the
 Jones Act market was the worst it has been
 since the 1970s
■ No tankers are active in the spot market
 • We may see up to three relets in any given
 month depending on the head charterers
 system requirements
■ Seven ATBs are in the spot market
 • Six are OSG’s and one is a competitor
 • In any given month there may be up to two
 relets depending on the head charterers
 system requirement
■ Currently there are three non double hull
 tankers (2 OSG) and one double hull ATB
 (OSG) in lay up

Changes in demand levels have primarily impacted import levels
This trend is expected to continue and benefit OSG
Florida is the Key Jones Act Product Market &
the Product Supply Pattern is Favorably Changing

Gulf Coast
Midwest
Florida

Over 500,000 bpd of incremental refining capacity will be added to Gulf coast refineries in the 2010 - 2014 timeframe
Refineries Expansions
Motiva 325,000/bpd (2012)
Marathon 180,000/bpd (2010)
Chevron 20,000/bpd (2012)
Total upgrade refinery at Port Arthur (2012)
Significant U.S. Refinery Expansions Planned

Refineries Expansions:
BP Whiting 260,000/bpd (2012)
Conoco Wood River 145,000/bpd (2011)
Conoco Borger 50,000/bpd (2013)
Marathon Detroit 80,000/bpd (2015)
Incremental mid-continent capacity will reduce clean
product movements from Gulf Coast to Mid-west
Gulf Coast
East Coast
Rocky Mountains
Increased refining capacity in the U.S. Gulf of Mexico will result in an increase in Jones
Act product movements without an increase in demand
Refinery Capacity Additions in Mid-Continent Changes
Trading Patterns

Commercial Fleet Today
	Single Hull		Double Hull		Newbuild
	Operating	Lay up	Operating	Lay up
Tankers	5	3	27	-	2
ATBs	-	-	24	1	5
Reduction in Fleet Carrying Capacity
	2008	2009	2010	2011E	Total
Vessels	6	5	15	8	34
DWT	235,000	180,000	640,000	365,000	1,420,000
7.3% reduction of fleet
deadweight equates to a loss of
almost 200,000 tons of carrying
capacity
Operating Fleet Composition
Mandated fleet deletions remove excess capacity
OPA-90 Mandated Scrappings
Market Supply - Commercial Fleet at Year End 2010
Total fleet  67
Less layup and newbuilds -11
Total units working  56

5
0
5
Blackstone
55
29
26
Total
7
6
1
Other
1
0
1
U.S. Shipping
3
0
3
Seabulk
4
0
4
Chevron
13
13
0
Crowley
22
10
12
OSG
Total
ATB
MR
OSG has 40% of the Jones Act market,
46% of the double hull tanker fleet and 34% of the double hull ATB fleet
Market Supply - Balance in 2012

Spot Market Rate Drivers
.

Fleet Utilization will Drive Spot Rate
■ Fleet size
 • 1 Ship = 2.5% of utilization
■ Florida product demand
 • 25,000 BPD shift in imports = 2% of utilization
 • 25,000 BPD change in demand = 2% of utilization
■ Fleet inefficiency
 • 1% increase in inefficiency = 0.5% of utilization

Growth Opportunities
■ Shuttle Tankers
 • Convert existing tankers to non DP2 (Dynamic Positioning) shuttle tankers
■ Delaware Bay lightering volumes
 • Delaware City refinery re-opening in Q2 2011
■ Government contracts
 • Short term and long term time charters to Military Sealift Command (MSC)
 • Expand Maritime Security Program (MSP) participation

U.S. Flag Investment Highlights
■ U.S. Flag market is coming into balance
 • Utilization is rising
 • Spot charter rates are improving
 • Attractive long-term market characteristics
■ OSG is in a strong competitive position
 • Largest, most modern tanker fleet
 • Only current operator of large capacity ATBs
 • Only operator permitted to lighter in Delaware Bay
■ Decisive actions taken to improve operations and achieve a sustainable cost structure
 • All operational metrics improved
 • OPEX costs stabilized and G&A reduced significantly
■ Segment now well-positioned to pursue - and win - new growth opportunities
■ Profit expected to swing from a $38M loss in 2010 to positive contribution in 2011

Page *
Captain Ian T. Blackley
SVP and Head of International Shipping Operations

Superior Technical Operations:
Fundamental to OSG’s Strategy
Three priorities
 1. Safety and security of our crews
 2. Environmental protection
 3. Customer satisfaction
■ Continuous improvement
 • Measureable progress
■ Quality
 • ISO 9001, ISO 14001
■ Culture of compliance
 • A corporate commitment
■ In-house technical management
 • At a competitive cost

■ The International and U.S. Flag
 fleets are organized into seven
 fleet groups each with a fleet
 manager
■ Five functional support groups
 provide controlled quality
■ Investments in onboard and
 office based systems allows fully
 integrated and highly efficient
 operations
Shipping
Operations
Safety Quality
Environment
Crewing &
Training
Procurement
Technical Services
Group
Insurance
Operational Organization

CEO / Board
Marine Operations
Assurance
and Response
Operational Integrity
Emergency
Response
■ Open reporting
■ Independent operational audits
■ Incident investigation
A responsible corporation must be certain that procedures are followed
Assurance

“If you cannot make a task safe, we don’t want you to do it”
Lost Time Injuries are
injuries whereby an
individual is unable to
carry out his or her
duties and return to work
as scheduled within 24
hours.
Lost Time Injury
Frequency is the ratio of
all Lost Time Injuries in
previous 12 months per
million man hours.
Lost Time Injury
Frequency is an industry
standard KPI for the
safety of the crew.
Safety of Our Seafarers - Lost Time Injuries (LTIF)

These statistics clearly demonstrate the success of our safety culture
Total Recordable Injuries
Frequency is the ratio of
all work related fatalities,
lost time injuries and
restricted work injuries
and medical treatment
injuries in previous 12
months per million man
hours.
Safety of Our Seafarers -
Total Recordable Injuries (TRCF)

Safety Culture
Near miss reporting
develops awareness of
risks and allows us to
improve performance.
We modify our behavior,
equipment, training or
procedures based on near
misses.
Near Miss Reporting

Environmental Stewardship
In 2009 OSG cargo carried was 94,000,000,000 liters
Spills to sea in 2009   30 liters
    = 0.00000003%
■ This is achieved by an intense focus on LOC or ‘Loss of Containment’
 • Any loss of hydrocarbon liquid from primary containment, no matter how small, is tracked, measured, investigated and used to improve our performance
■ OSG will exceed regulatory requirements when we believe it is right to do so
OSG’s spills to sea target is zero

Culture of Compliance
■ Corporate governance
■ Communicating the Company philosophy to office staff and seafarers
 • Annual DVD
 • Signal magazine
 • Fleet posters
 • Officer conferences
■ “Do it Right”
■ Open dialogue of reporting mistakes - must be seen as a learning process
■ Zero tolerance for deliberate non compliance
■ Marine Operations Assurance and Response (MOAR) group monitors compliance

What is Measured Can be Managed
■ OSG’s operational performance is
 measured and reviewed using Key
 Performance Indicators (KPIs)
 • Customers
 • Board of Directors
 • Strategic Business Units
 • Technical Operations - office and sea staff
■ First Health, Safety and Environmental
 report published in 2010
 • A commitment to operational transparency
 • Environmental performance
 - Spills to sea
 - Emissions
 - Waste management
 - Fuel consumption

SIRE inspection by Total S.A. on board
Overseas Alcesmar
SIRE (Ship Inspection Report Program) is web-based tool that allows oil majors to view all vetting reports on any ship.
What is Vetting?
■ Vetting performance is critical to the success of OSG’s
 commercial operations
 • Tied to annual performance goals of all staff in technical operations
■ Maintaining key customer vetting is crucial in all market
 conditions
 • Shell, Total, BP, Conoco-Phillips tell us our ships are ‘inspecting well’
 • Benchmarking against Intertanko members indicates we are
 significantly better in areas such as safety management
 • Office audits by Shell, Exxon, BP, Conoco Phillip, Total and Chevron
 with good results
▪ Marine managers visit bi-annually to determine best
 practice and maintain dialogue on vetting process

	2006	2007	2008	2009	2010 YTD	2011 Budget
Budget	$7,505	$8,766	$9,663	$10,433	$10,184	$10,000
Actual	$8,236	$9,242	$10,118	$9,926	$9,556	-
■ 2006 to 2009 - rapid increase in
 OPEX across industry
■ 2008 to 2011 - OSG has
 reduced OPEX
■ We will maintain our 2011
 OPEX below 2008 levels
■ “High quality and good value”
OPEX is cost of crew, insurance, stores, spares, repairs, transportation, fees and services in $/day. 2010 YTD is through November 30.
Total Fleet Average OPEX

International	2006	2007	2008	2009	2010 YTD
Budget	6,810	7,705	8,698	9,119	9,010
Actual	7,541	8,115	9,288	9,129	8,893
Crewing %	48%	49%	51%	54%	54%
In average $/day per vessel
U.S.	2006	2007	2008	2009	2010 YTD
Budget	13,926	11,956	12,970	14,315	13,213
Actual	14,205	12,886	12,964	12,325	11,348
Crewing %	72%	70%	73%	74%	74%
■ International crew
 costs are increasing
 as proportion of
 total cost
■ Total costs are
 down from 2008
■ Greater efficiencies
 allow us to achieve
 better value
U.S. Flag actuals lower in 2010 due to laid up vessels
2010 YTD is through November 30.
Crew Cost Pressure Will Continue

International Flag	2008	2009	YTD10
Master	93%	96%	98%
Chief Officer	92%	91%	95%
Chief Engineer	91%	95%	94%
1st Asst Engr	90%	93%	96%
U.S. Flag	2008	2009	YTD10
Tanker Senior Officers	92%	96%	96%
Tanker Junior Officers	83%	99%	98%
ATB Senior Officers	97%	96%	94%
ATB Junior Officers	97%	97%	96%
■ Industry shortage of
 experienced officers
■ Training centers in Manila and
 Tampa
■ Open dialogue develops trust
 and loyalty
Retaining our People is Critical to Maintaining Quality

$ 000s	2006	2007	2008	2009	2010
H & M Total Claims	$16,091	$13,135	$7,259	$4,663	$2,869
H&M Premium	$3,693	$4,507	$7,147	$7,816	$7,610
Fleet DWT	$8,781	$8,563	$8,042	$8,713	$8,531
No of Vessels	78	76	88	96	88
Claim $ per Vessel	$206,300	$172,800	$82,500	$48,600	$32,600
■ 2010 insurance year total claims were only 18% of 2006
■ 2011 premiums reflect success of our record
Getting the Balance Right: Quality Performance and
Reducing Costs

Superior Technical Operations: our Future
▪ Maintain focus on priorities
 1. Safety and security of our crews
 2. Environmental protection
 3. Customer satisfaction
▪ Control operating costs with no compromise on quality
▪ Provide in-house technical management at competitive cost
▪ All vessels acceptable to all customers allowing strategic business units to maximise utilization
▪ Provide strategic business unit’s with the technical solutions they need to win added value contracts

Page *
Myles Itkin
EVP, Chief Financial Officer and Treasurer

Finance Discussion - Agenda
 • Capital Structure
 • Managing Through the Cycle
 • Positioned for the Future
 • NAV

Capital Structure
Financial strategy allows OSG to manage for the long term
■ Conservative balance sheet
■ Ample liquidity
■ Demonstrable access to capital markets
■ Primarily an unsecured borrower
■ Low levels of debt amortization through 2012
■ Manageable capital commitments
■ Early actions to ensure replacement of primary credit facility
■ Substantial covenant headroom, even under stress case

Capital Structure
Balance sheet leverage capped at approximately 50% during cyclical troughs
Notes: Adjusted debt reflects Long Term Debt less Cash, Marketable Securities and CCF; CCF is tax-adjusted in years 2001 through 2005; Equity includes noncontrolling interest at year end 2007 and 2008

Capital Structure
With $1.5 billion in liquidity and proven access to capital, OSG is able to manage for the long term
 OSG has successfully raised
 $847 million in additional capital
 in the last 18 months
 • In March 2010, OSG issued $300
 million of 8.125% Senior Notes due
 2018
 • In March 2010 OSG raised $158
 million by issuing additional equity (3.5
 million shares)
 • In August 2009, OSG closed a $389
 million 12-year secured term loan
 facility with the Export Import Bank of
 China
OSG Liquidity $ Million - Sep-30-2010
Cash	$351
Revolver Availability
Facility Amount	1,800
Outstandings	(677)
Net Revolver Availability	1,123

Total Liquidity	$1,474
Capital raising activities have extended
maturity structure of debt portfolio

Capital Structure
Liquidity provides sufficient risk capital to support the performance of the charter-in portfolio under stress case scenario
■ Key benefits of charters-in
 • Generated $265 million in Operating Profit from 2004 to 2009 1
 • Allows us to control tonnage without committing investment capital
 • Operational flexibility with no residual risk
■ We think of our chartered-in fleet as a potential use of risk capital, measured in terms of the NPV differential between the charter-in rate and a depressed rate environment
 • More specifically - how much incremental liquidity would we require to fund net lease commitments in a distressed rate environment?
It is more feasible to not renew at charter-end than to
sell an asset at a less desirable point in the cycle
Liquidity Impact of Charter-in Portfolio with Stress Case Rates 2 (2011-2013)
Crude	-$92 Million
Product	-$114 Million
US Flag3	+$52 Million
Total	-$154 Million
1 Includes G&A allocation. 2 2002 rate environment. 3 US Flag remains positive due to existing charter cover

Capital Structure
Low debt amortization through 2012, manageable capital commitments and large unsecured asset base act as important risk mitigants
As of September 30, 2010; future construction commitments after LR1/Aframax swap transaction.

Capital Structure
2013 maturities are expected to be addressed through issuance of a Forward Start
Facility and Title XI financing
■ Forward Start Facility
 • Currently exploring the option of adding three years to our existing unsecured revolving credit facility by way of a Forward Start Facility
 • This would allow OSG to maintain current spread through February 2013 while securing refinancing certainty today
■ Title XI financing
 • Take advantage of attractive long-term refinancing option for Lightering ATBs and U.S.
 Shuttle Tankers using U.S. Government guaranteed secured bonds
 • Total anticipated loan amount: $425 million
 • Indicative Key Terms: 25 year final term, 4.5% fixed rate
 • Expected to be concluded in the first half of 2011
 • Provides significant extension of maturity profile

Capital Structure
Covenant compliance maintained even under stress case
Stress Scenario
2011 2012 2012 Capacity
49%	52%	$0.8B add’l debt
$2.3B	$2.1B	$0.9B in losses
216%	181%	$0.3B new secured debt on $0.4B of vessels

Covenant Current Capacity
Maximum Leverage1 < 60%	41%	$2.2B add’l debt
Minimum Net Worth2 ≥ $1.2B	$2.6B	$1.4B in losses
Minimum Unencumbered Assets3 ≥ 150%	256%	$0.9B new secured debt on $1.3B of vessels
As of September 30, 2010
1 Funded indebtedness to total capitalization. 2 Tangible net worth. 3 Unencumbered tangible assets to unsecured debt; capacity assumes 70% advance ratio. Stress scenario for 2011 and 2012 assumes average 2002 rates as reported by Clarkson. Assumes Title XI financing is completed.
No covenant violations using Stress Case scenario (2002 average spot rates)
	2011	2012
VLCC	$23.3K/day	$23.3K/day
Aframax	$19.4K/day	$19.4K/day
Panamax	$15.4K/day	$15.4K/day
MR	$13.9K/day	$13.9K/day

Finance Discussion - Agenda
 • Capital Structure
 • Managing Through the Cycle
 • Positioned for the Future
 • NAV

Managing Through the Cycle
■ Disciplined expense management
■ Reconstitution of newbuilding portfolio
■ Shipyard issues have been addressed
■ Disciplined approach to investing

Managing Through the Cycle
2011 G&A budget represents a reduction of $45 - 50 million from 2008
■ Disciplined expense management continues
 across shoreside operations
 • Rationalize staff across offices and focus on core
 segments
 • Consolidation of Products and Gas business units in
 the third quarter better leverages existing staff
 • Reduced legal, accounting and other consulting fees
 by more than 50%
 • Process improvement efforts and IT infrastructure
 changes
 • New policies related to discretionary spending
 including travel and communications
 • Renegotiated global space requirements
■ G&A reductions are sustainable and
 continued reductions will remain the focus in
 2011 and beyond
G&A Expenses
(~34%)
($ in millions)
1 2011 G&A estimate range of $45 - 50 million
1

Managing Through the Cycle
Reconstitution of newbuilding portfolio
■ Crude
 • Cancelled remaining 4 years of 7-year VLCC time charter
               at $36,000/day
 • Cancelled two 3-year Aframax charters at $28,000/day (50% interest)
 • Partial prepayment of VLCC newbuildings
 • Cancelled two 3-year Suezmax charters at $34,500/day
■ Product
 • Renegotiated shipbuilding contracts and lowered average vessel cost by modifying orders from 6 LR1 vessels for $372 million (current market value: $276M) to two Aframaxes, 2 LR1, 4 MR vessels for $392M
 (current market value: $352M)
 • Replaced two 7-year MR charters at $19,000/day with 2 MRs at
 $15,400/day
 • Cancelled a 5-year chemical tanker charter at $18,650/day
■ U.S. Flag
 • Cancelled 4 ATB Newbuilding contracts
 • Negotiated Aker settlement
Reduction in
Commitments
$53 million
28 million
14 million
75 million
56 million*
6 million
 34 million
Total: $266 million
* Change in Market Value minus additional payments

Managing Through the Cycle
Resolution of shipyard issues provides a $38 million profit swing in 2011
■ FSO Project (2010-2011 swing: OSG share $23 million)1
 • Issue: Cost overruns and delays in delivery
■ US Flag Lightering (2010-2011 swing: $15 million)2
 • Issue: Bankruptcy of the yard during construction of ATBs
1 2010 result includes mark-to-market losses on the FSO Africa interest rate swap through Q310; 2011 estimate excludes any mark-to
-market impact on the FSO Africa swap. 2 Based on forecasted 2011 lightering volumes.

Managing Through the Cycle
Disciplined approach to investing
■ OSG has made more rigorous the capital allocation process used to prioritize projects based on strategic fit, NPV, ROIC
■ OSG has further improved its deal evaluation process by creating an Internal Review Board composed of senior management across critical disciplines. The Board is charged with:
 • Evaluating new investment opportunities, weighing the risks / rewards
 • Monitoring progress of significant ongoing projects and mandating corrective actions as required

Finance Discussion - Agenda
 • Capital Structure
 • Managing Through the Cycle
 • Positioned for the Future
 • NAV

Positioned for the Future
■ Cargo networks and scale lead to commercial outperformance
■ Attractive operating leverage and low breakevens

Positioned for the Future
Cargo networks and scale lead to commercial outperformance
Commercial outperformance has resulted in incremental revenue
 Frontline Frontline Teekay Ecuador-USWC TORM
 ACOL Genmar, Teekay Genmar  Caribs-up Norden, D’Amico
Competitor data is public information where available supplemented by internal information; average represents simple average of competitor TCEs. In the
Panamax segment, Clarkson rates are used as there is no comparable competitor. In the MR segment, blended spot and period rates are utilized.

Positioned for the Future
OSG has Significant Operating Leverage and Competitive Breakeven Rates
Impact based on 2011 Open Days
Aggregate Impact:
$236 Million

Finance Discussion - Agenda
 • Capital Structure
 • Managing Through the Cycle
 • Positioned for the Future
 • NAV

OSG’s Net Asset Value
$57/share
Cash & Equivalent and Debt estimates as of 12/31/2010; Steel Value as of 11/1/10; JV Value is PV of estimated dividends. See Appendix for details.
Crude
Product
US Flag
CIP
2,811

Investment Highlights
■ Our market leading position in each sector yields premium returns
■ Operational excellence is a key pillar of our strategy and is yielding competitive advantage in securing long-term contracts and
 maximizing utilization / TCEs
■ Cost cutting has yielded sustainable savings while performance metrics and efficiency have improved. We are not done
■ Actions to strengthen the balance sheet and lengthen the maturity profile have de-risked the firm and positioned us to seize
 opportunities
■ OSG is well-positioned to deliver superior economic returns under improved market conditions and continue our program of capital distribution to shareholders

Page *
Q&A / Break

Investors & Lenders Meeting
December 15, 2010